                                                                   EXHIBIT 10.28

                               Lease Schedule 03
                      to Master Lease Agreement Number 2201

VENCORE SOLUTIONS LLC
7155 SW Varns Street * Portland, OR 97223 503.598.4144 * FAX: 503.684.0948

LESSEE NAME AND ADDRESS                   EQUIPMENT LOCATION
MICROHELIX, INC.
16125 SW 72ND AVENUE                      16125 SW 72ND  AVENUE
TIGARD, OR 97224                          TIGARD, OR 97224

   LESSEE MAY HAVE RIGHTS UNDER THE SUPPLY CONTRACT WITH THE SUPPLIER OF THE
    EQUIPMENT AND MAY CONTACT THE SUPPLIER FOR A DESCRIPTION OF SUCH RIGHTS.

PERIODIC RENTAL PAYMENTS       MINIMUM LEASE   ADVANCE RENTALS RECEEPTED               SECURITY
(Subject to Applicable Taxes)  TERM IN MONTHS  FOR APPLY TO FIRST AND LAST 2 PAYMENTS  DEPOSIT
-----------------------------  --------------  --------------------------------------  -------
$1,908.00                      27              $5,724.00                               $4,101.89

LESSEE HEREBY LEASES FROM LESSOR THE EQUIPMENT DESCRIBED IN SCHEDULE "A" ATTACHED HERETO ON THE TERMS SET FORTH ABOVE. ALL OF THE TERMS AND CONDITIONS OF THE MASTER LEASE AGREEMENT REFERENCED ABOVE, WHICH LESSEE ACKNOWLEDGES IT HAS READ AND UNDERSTANDS IN ITS ENTIRETY ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART OF THE LEASE CREATED BY THIS LEASE SCHEDULE.

IN ADDITION TO THE UNDERSIGNED, /S/ TY PETTIT IS HEREBY AUTHORIZED TO EXECUTE THE FOLLOWING "NOTICE OF ACCEPTANCE".

LESSOR                      Date 8/5/03   LESSEE                     Date 8/5/03

VENCORE SOLUTIONS LLC                     MICROHELIX, INC.
---------------------------------------   --------------------------------------
                                          FULL LEGAL NAME OF LESSEE
BY:                                       BY: /S/ TERRENCE A. RIXFORD      CFO
                                              ----------------------------------
                                              TERRENCE A. RIXFORD        (TITLE)

NOTICE OF ACCEPTANCE

      LESSEE acknowledges that (1) it has selected both the supplier and the Equipment without recommendation of LESSOR; (2) it has fully inspected the Equipment, which has been delivered by supplier to LESSEE on the date set forth below; (3) the Equipment fully conforms with the terms of the Lease; (4) the Equipment has not been installed on a trial basis; (5) the Equipment is in good repair, condition, and working order; and (6) it accepts the Equipment as-is and where-is.

      LESSEE FURTHER ACKNOWLEDGES THAT LESSOR HAS MADE NO WARRANTY
OR REPRESENTATION, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FORA PARTICULAR PURPOSE, DESIGN, CONDITION, WORKMANSHIP OR OTHERWISE WITH REGARD TO THE EQUIPMENT, AND AS TO LESSOR, LESSEE LEASES THE EQUIPMENT "AS-IS" AND "WITH ALL FAULTS".

      LESSEE understands and agrees that neither the supplier nor any of its sales personnel or agents is an agent of LESSOR, and any broker involved in this transaction is an agent of LESSEE and not LESSOR. No sales person nor agent of either supplier or broker is authorized to waive or alter any term or condition of the Lease and no representation as to the Equipment or any other matter by supplier or broker shall in any way relieve or lessen LESSEE's duty to pay rent or perform its other obligations under the Lease.

THE UNDERSIGNED ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THIS ACCEPTANCE

                                          LESSEE                    Date 8/5/03
When executed, this document              MICROHELIX, INC.
acknowledges full delivery of and         ----------------
Lessee's complete satisfaction with       FULL LEGAL NAME OF LESSEE
the equipment.                            BY: /S/ TERRENCE A. RIXFORD     CFO
                                              ---------------------------------
                                              TERRENCE A. RIXFORD       (TITLE)

                                   SCHEDULE A

SCHEDULE FORMING PART OF AGREEMENT #220103 BETWEEN VENCORE SOLUTIONS LLC, LESSOR AND MICROHELIX, INC., LESSEE

                         DESCRIPTION OF LEASE EQUIPMENT

   Quantity        NIU     Description
   --------        ---     -----------
                           VENDOR: IMAGING ASSOCIATES, INC.

      1             N      ACUSON "ASPEN" ART (VASCULAR) COLORFLOW U/S SYSTEM CONSOLE
                           SERIAL NUMBER: 30706
                           VENDOR: MACHINERY NETWORK

      1             U      TOYO MODEL #TI-9OG2,90 TON 5.5 OZ. INJECTION MOLDING MACHINE, EQUIPPED WITH:
                           PLCS-6 CONTROL W/CRT SCREEN
                           SERIAL NUMBER: 1087184

VENCORE SOLUTIONS LLC
Financial- Services and Emerging Growth Companies Coming Together

VENCORE SOLUTIONS LLC
7155 SW Vams Street * Portland, OR 97223
(503) 598-4144 * FAX: (503) 598-2088

LEASE #: 220103                           DATE: August 5, 2003

      Insurance Agent: AMERICAN BENEFITS
                       -----------------
              Address: 9400 SW BARNES ROAD, SUITE 307
                       ------------------------------
                  City: PORTLAND
                        --------
                 State: OR              Zip: 97225
                Phone: (503) 292-1580                      Fax: (503) 297-6661
             Attention: ART RICHARDS

FROM: MICROHELIX, INC.
        16125 SW 72 ND AVENUNE
        TIGARD, OR 97224

Ins. Co.: HARTFORD INSURANCE  Policy #: 52SBAGQ0218SC  Expiration Date: 1/1/2004

Dear Agent:

VENCORE SOLUTIONS LLC ("Lessor") is about to enter into a Lease Rental Agreement (the "Lease") with the above referenced LESSEE for the equipment described in the attached copy of the Lease or Schedule "A" (the "Equipment"). The Equipment will be located at 16125 SW 72nd AVENUE, TIGARD, OR 97224 (EQUIPMENT LOCATION) and has an original equipment cost of FORTY-ONE THOUSAND EIGHTEEN AND 92/100 ($ 41,018.92). Pursuant to the terms of the Lease, the LESSEE is required to provide insurance coverage in relation to the Equipment and is required to provide Lessor with an insurance certificate naming Lessor and its assigns as loss payee and/or additional insured as indicated below:

Business personal property insurance is to be provided for all risks of any kind whatsoever for the full replacement value of the Equipment. Lessor and its assigns and successors as they may appear are to be named as loss payees, and the certificate should reflect such loss payees as follows: Lessor and its assigns and successors.

Liability coverage is to be provided with a combined single limit in the amount of $1,000,000.00. LESSOR and its assigns and successors are to be named as additional insureds, and the certificate should reflect such additional insureds as follows: LESSOR and its assigns and successors.

Please send the Certificate of Insurance with the standard (30) day notice of cancellation clause to VENCORE SOLUTIONS LLC, 7155 SW VARNS STREET, PORTLAND, OREGON 97223. Please place the above-referenced Lease Rental Agreement Number on the Certificate of Insurance.

Thank you very much for your assistance.

LESSOR:                                   LESSEE:
  VENCORE SOLUTIONS LLC                   MICROHELIX, INC.





PLEASE PLACE LEASE NUMBER ON INSURANCE POLICY

August 5, 2003

VENCORE SOLUTIONS LLC
7155 SW Varns Street
Portland, Oregon 97223

RE: LEASE NUMBER 220103

Dear Sirs and Mesdames:

The undersigned acknowledges that it is the Lessee pursuant to the above-referenced Lease and has read the terms thereof, and specifically fully understands SECTION 7 - SELECTION AND ACCEPTANCE OF EQUIPMENT, SECTION 15 - REPAIRS AND ALTERATIONS AND SECTION 16 - LOSS AND DAMAGE.

The undersigned further acknowledges and expressly understands that Lessor, VENCORE SOLUTIONS LLC (hereinafter "VENCORE"), is in no way responsible for the availability, delivery, installation, service, maintenance or repair of any of the equipment described in the Lease. The undersigned agrees that failure of the supplier or the installer of said equipment to deliver or install it, or failure of the equipment to perform properly or failure of the supplier and/or installer of said equipment to render service and/or make necessary repairs shall not be deemed grounds for nonpayment of any rental payments, nor for non-performance of any term and/or condition of the Lease whatsoever.

The undersigned further acknowledges and it is expressly understood that any agreement for the availability, installation, service, maintenance or repair of said equipment is strictly between the supplier and the undersigned and that VENCORE shall be held harmless by the undersigned for any loss whatsoever which may be occasioned by any problem with the availability, installation, service, maintenance or repair of said equipment or from any claim of any nature made by the undersigned or any other party.

The undersigned agrees that even though the equipment included in the Lease has not been either delivered nor installed, the undersigned shall begin and continue to make payments required by the terms of the Lease as if the equipment had been delivered and installed on the date thereof. The undersigned ftirther acknowledges that VENCORE has made no representations nor warranties regarding when, if ever, said equipment is to be delivered or installed.

THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT THE ABOVE HAS BEEN READ AND THAT A COMPLETED, LEGIBLE COPY OF THE SAME HAS BEEN RECEIVED.

Very Truly Yours,

MICROHELIX, P

By:     /S/   TERRENCE A. RIXFORD
  -------------------------------
        TERRENCE A. RIXFORD

Title: CHIEF FINANCIAL OFFICER